                                                                Exhibit 99.1 (b)

(b) (I) PRO FORMA FINANCIAL INFORMATION

                 INSIGHT HEALTH SERVICES CORP. AND SUBSIDIARIES
              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 MARCH 31, 2000
                             (Amounts in thousands)

                                                                                                 WILKES-BARRE      PRO
                                                                  HISTORICAL     HISTORICAL       ACQUISITION     FORMA
                                                                   INSIGHT      WILKES-BARRE      ADJUSTMENTS    COMBINED
                                                                  ----------    ------------     ------------    --------
ASSETS
Current assets:
   Cash and cash equivalents                                      $  13,968      $     423      $    (423)(1)   $  13,968
   Trade accounts receivables, net                                   44,234          2,023         (2,023)(1)      44,234
   Other current assets                                               7,968             56           --             8,024
                                                                  ---------      ---------      ---------       ---------
     Total current assets                                            66,170          2,502         (2,446)         66,226
Property and equipment, net                                         138,494          5,859           (347)(1)     144,006
Investments in partnerships                                           1,505           --             --             1,505
Other assets                                                          7,838           --             --             7,838
Intangible assets, net                                               83,256           --           12,043(1)       95,299
                                                                  ---------      ---------      ---------       ---------
                                                                  $ 297,263      $   8,361      $   9,250       $ 314,874
                                                                  ---------      ---------      ---------       ---------
                                                                  ---------      ---------      ---------       ---------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Current portion of equipment, capital leases and other notes   $  21,764      $     757      $   1,797(1)    $  24,318
   Accounts payable and other accrued expenses                       21,955            708           (702)(1)      21,961
                                                                  ---------      ---------      ---------       ---------
    Total current liabilities                                        43,719          1,465          1,095          46,279
Equipment, capital leases and other notes, less current portion     203,590          5,059          9,992(1)      218,641
Other long-term liabilities                                           1,047           --             --             1,047
Stockholders' equity (deficit)                                       48,907          1,837         (1,837)(1)      48,907
                                                                  ---------      ---------      ---------       ---------
                                                                  $ 297,263      $   8,361      $   9,250       $ 314,874
                                                                  ---------      ---------      ---------       ---------
                                                                  ---------      ---------      ---------       ---------

The pro forma condensed combined balance sheet as of March 31, 2000 reflects the following pro forma adjustments:

(1) To record the acquisition of assets of Wilkes-Barre for $17,610 and the resulting goodwill of $12,043.

The above reflects the acquisition of Wilkes-Barre by InSight using the purchase method of accounting. Under the principles of purchase accounting, the assets and liabilities of Wilkes-Barre are stated at fair market value (FMV). The excess purchase price is allocated to goodwill.

    (b) (ii)
                 INSIGHT HEALTH SERVICES CORP. AND SUBSIDIARIES
           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                        FOR THE YEAR ENDED JUNE 30, 1999
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                       WILKES-BARRE             PRO
                                                        HISTORICAL       HISTORICAL     ACQUISITION            FORMA
                                                          INSIGHT       WILKES-BARRE    ADJUSTMENTS          COMBINED
                                                          -------       ------------    -----------          --------
 Revenues                                                  $ 161,992         $ 6,349             $ -           $ 168,341

 Costs of operations:
     Costs of services                                        85,317           2,990            (107)(3)          88,200
     Provision for doubtful accounts                           2,618             237               -               2,855
     Equipment leases                                         18,522               -               -              18,522
     Depreciation and amortization                            24,468             521             591  (1)         25,213
                                                                  -               -             (367) (2)             -
                                                            --------          ------            -----            -------
       Total costs of operations                             130,925           3,748             117             134,790
                                                            --------          ------            -----            -------
     Gross profit                                             31,067           2,601            (117)             33,551

 Corporate operating expenses                                 10,893               -               -              10,893

 Provision for reorganization and other costs                  3,300               -               -               3,300
                                                            --------          ------            -----           --------
     Income from company operations                           16,874           2,601            (117)             19,358

 Equity in earnings of unconsolidated partnerships               548               -               -                 548
                                                            --------          ------            -----           -------
     Operating income                                         17,422           2,601            (117)             19,906

 Interest expense, net                                        14,500             336           1,088   (4)        15,924
                                                            --------          ------           ------            -------
     Income before income taxes                                2,922           2,265          (1,205)              3,982

 Provision (benefit) for income taxes                         (3,190)             -              170   (5)        (3,020)
                                                            --------          ------          ------              -------
     Net income                                             $ 6,112         $ 2,265         $ (1,375)            $ 7,002
                                                            --------          ------        ---------            -------
                                                            --------          ------        ---------            -------
 Income per common and converted preferred share:
     Basic                                                   $ 0.67                                              $ 0.76
                                                            --------                                            -------
                                                            --------                                            -------
     Diluted                                                 $ 0.65                                              $ 0.75
                                                            --------                                            -------
                                                            --------                                            -------

 Weighted average number of common and preferred
   shares outstanding:
     Basic                                                    9,158                                               9,158
                                                            --------                                            -------
                                                            --------                                            -------
     Diluted                                                  9,376                                               9,376
                                                            --------                                            -------
                                                            --------                                            -------

The pro forma combined condensed statement of income for the year ended June 30, 1999 reflects the following pro forma adjustments:

(1)  To record amortization of goodwill over 20 years.

(2) To record depreciation expense on the estimated fair market value of assets acquired.

(3) To reverse management fees charged by USD of $413 and record management fees charged by InSight of $306.

(4)  To record interest expense for acquisition financing.

(5)  To record the tax effect on the above entries at estimated effective rates.

(b) (iii)
                 INSIGHT HEALTH SERVICES CORP. AND SUBSIDIARIES
           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                    FOR THE NINE MONTHS ENDED MARCH 31, 2000
                  (Amounts in thousands, except per share data)

                                                                                                WILKES-BARRE     PRO
                                                                     HISTORICAL   HISTORICAL    ACQUISITION     FORMA
                                                                       INSIGHT   WILKES-BARRE   ADJUSTMENTS    COMBINED
                                                                       -------   ------------   -----------    --------
Revenues                                                              $139,977   $  6,554       $   --         $146,531

Costs of operations:
    Costs of services                                                   75,663      2,863           (122)(3)     78,404
    Provision for doubtful accounts                                      2,109        262           --            2,371
    Equipment leases                                                    11,297       --             --           11,297
    Depreciation and amortization                                       24,256        726            444         25,151
                                                                          --         --             (275)(2)       --
                                                                      --------   --------       --------       --------
      Total costs of operations                                        113,325      3,851             47        117,223
                                                                      --------   --------       --------       --------

    Gross profit                                                        26,652      2,703            (47)        29,308

Corporate operating expenses                                             8,215       --             --            8,215
                                                                      --------   --------       --------       --------
    Income from company operations                                      18,437      2,703            (47)        21,093

Equity in earnings of unconsolidated partnerships                          624       --             --              624
                                                                      --------   --------       --------       --------
    Operating income                                                    19,061      2,703            (47)        21,717

Interest expense, net                                                   13,548        478            622(4)      14,648
                                                                      --------   --------       --------       --------
    Income before income taxes                                           5,513      2,225           (669)         7,069

Provision for income taxes                                                 881       --              249(5)       1,130
                                                                      --------   --------       --------       --------

    Net income                                                        $  4,632   $  2,225       $   (918)      $  5,939
                                                                      --------   --------       --------       --------
                                                                      --------   --------       --------       --------

Income per common and converted preferred share:
    Basic                                                             $   0.50                                 $   0.64
                                                                      --------                                 --------
                                                                      --------                                 --------

    Diluted                                                           $   0.49                                 $   0.63
                                                                      --------                                 --------
                                                                      --------                                 --------

Weighted average number of common and preferred shares outstanding:
    Basic                                                                9,245                                    9,245
                                                                      --------                                 --------
                                                                      --------                                 --------
    Diluted                                                              9,383                                    9,383
                                                                      --------                                 --------
                                                                      --------                                 --------

 The pro forma combined condensed statement of income for the nine months ended
     March 31, 2000 reflects the following pro forma adjustments:

(1)  To record amortization of goodwill over 20 years.

(2) To record depreciation expense on the estimated fair market value of assets acquired.

(3) To reverse management fees charged by USD of $436 and record management fees charged by InSight of $315.

(4)  To record interest expense for acquisition financing.

(5)  To record the tax effect on the above entries at estimated effective rates.